Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
RULE 13A-14(B) OR RULE 15D-14(B)
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND
 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Consolidation Services, Inc. (the “Company”) for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Johnny R. Thomas, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2009
CONSOLIDATION SERVICES, INC.

By: /s/ Johnny R. Thomas
Johnny R. Thomas
Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Consolidation Services, Inc. and will be retained by Consolidation Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.